ACCRUALS AND OTHER PAYABLES (Tables)	6 Months Ended
Jun. 30, 2022
ACCRUALS AND OTHER PAYABLES
Summary of accruals and other payables

	As of December 31,	As of June 30,
	2021	2022
	RMB	RMB	US$(Note 2.5)
Current:
Staff salaries and welfare payables	52,526	27,610	4,122
Accrued external research and development activities related expenses	367,976	353,197	52,731
Accrued planned dual listing costs payable	4,793	—	—
Payable due to an affiliate (Note 19)	—	8,757	1,307
Accrued termination fee (Note 14)	57,381	60,403	9,018
Non-refundable incentive payment from depositary bank (1)	2,369	2,493	372
Accrued traveling expenses, office expenses and others	108,290	95,012	14,186
	593,335	547,472	81,736
Non-current:
Non-refundable incentive payment from depositary bank (1)	4,934	3,948	589
Non-refundable payment received in relation to the exclusive promotion right granted to a third party (2)	10,000	10,000	1,493
	14,934	13,948	2,082
Total	608,269	561,420	83,818
(1)The Group received a non-refundable incentive payment of US$1,857 (equivalent to approximately RMB12,982) from depositary bank in April 2020. The amount was recorded ratably as other gains over a five-year arrangement period. For the six months ended June 30, 2021 and 2022, the Group has recorded RMB1,201 and RMB1,208 as other income in the interim condensed consolidated financial statements, respectively.
(2)In November 2021, the Group entered into a collaboration agreement with a third party located in China to grant the third party an exclusive right to conduct promotion activities for the TJ202 drug products in designated hospitals after the commercialization of TJ202 in future years. In November 2021, the Group received a non-refundable payment of RMB10,000 from the third party and recorded it as the non-current liabilities in the consolidated balance sheet as of December 31, 2021. This amount will be recorded as the deduction of the selling expenses after the commercialization of TJ202 products.